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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported): November 13, 2000


                            GLOBAL TELESYSTEMS, INC.
                  --------------------------------------------
               (Exact name of registrant as specified in charter)


                                    DELAWARE
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                 (State of other jurisdiction of incorporation)


         0-23717                                       94-3068423
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 (Commission File Number)                   (IRS Employer Identification No.)


               4121 Wilson Boulevard, Arlington, VA          22203
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             (Address of principal executive offices)      (Zip Code)


                                 (703) 236-3100
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                Registrant's telephone number including area code


                  --------------------------------------------
            (Former Address, if changed since Last Report) (Zip Code)




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ITEM 5.  OTHER EVENTS

         On November 13, 2000, Global TeleSystems, Inc. (the "Company") announced its results for the third quarter and nine months ended September 30, 2000. The press release announcing the results is included as an exhibit to this report.

         The release also discussed a plan by which the Company will focus on providing broadband services to traditional carriers, Internet service providers, application service providers, other Web-centric entities and data intensive pan-European corporations. The objective of the restructuring is to position the Company as a data services-only provider, which the Company expects will have positive earnings, before interest, taxes, depreciation and amortization (EBITDA). As part of this refocusing, the Company will immediately restructure into four "stand alone" business units -- GTS Broadband Services; GTS Business Services; GTS Central Europe; and Golden Telecom, Inc. The Company intends to sell the portion of its Business Services and Central Europe units focused on serving small-to-medium-sized enterprises ("SME's") and has retained an investment bank to assist in the sale of these assets.

         These actions are intended to simplify the organization and operations of the Company. As a result of these initiatives, the Company expects that it will incur a charge for severance, shut-down activities, legal and professional fees as well as the write-off of certain intangible assets, including goodwill related to the Business Services businesses. This charge is expected to be in the range of $800 million to $850 million, of which $750 million to $775 million is anticipated to be non-cash, prior to any proceeds that may result from the intended sales transactions.

ITEM 7.  FINANCIAL STATEMENTS, AND EXHIBITS.

(a)      Exhibits

           99.1      Press Release dated November 13, 2000.

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GLOBAL TELESYSTEMS, INC.


                                          By: /s/ Grier C. Raclin
                                              --------------------------------
                                              Grier C. Raclin
                                              Executive Vice President,
                                              Chief Administrative Officer
                                              and General Counsel

Date:  November 13, 2000

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                                  EXHIBIT INDEX



EXHIBIT NO.               DESCRIPTION
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   99.1         Press Release dated November 13, 2000.